UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Taronis Fuels, Inc.
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FOR IMMEDIATE RELEASE

TARONIS FUELS URGES SHAREHOLDERS TO TAKE NO ACTION ON THE WETHERALD/WELO CONSENT SOLICITATION MATERIALS

Sets Record Date of March 4, 2021 for Proposed Consent Solicitation

Peoria, AZ, February 23, 2021 — Taronis Fuels, Inc. (OTCQB:TRNF), a global producer of renewable and socially responsible fuel products, today responded to the preliminary consent solicitation materials filed by Thomas Wetherald and Tobias Welo (“Wetherald/Welo”) with the following statement:

“Taronis Fuels is committed to acting in the best interest of shareholders to maximize long-term value creation. The Company regularly engages with shareholders on a range of topics and values their constructive input. Over the past year, Taronis Fuels has significantly increased its asset base, grown its revenue and de-levered its balance sheet while continuing to invest in the business and make process improvements to the production of MagneGas.”

“Taronis Fuels’ Board and management team have a strong track record for taking actions that position the Company for long-term value creation and driving strong shareholder returns. In addition to substantial revenue growth and major technological achievements, Taronis Fuels continues to generate strong momentum around the growth potential of its proprietary clean gas technology. Despite substantial progress on various fronts under the leadership of this management team and Board of Directors, Wetherald/Welo is seeking to replace the entire Board of Directors through a consent solicitation with the intent to gain control of the company – without paying a premium.”

“Taronis Fuels remains steadfast in its belief that any corporate action taken must be for the benefit of all shareholders and must be rooted in a strong understanding of the industrial gas and welding supply industry, the Company’s unique technology and business model, and important milestones ahead.”

“Taronis Fuels urges all of shareholders to refrain from taking any action (including not returning any consent card sent by Wetherald/Welo) at this time. The Board of Directors, in consultation with its advisors, is reviewing Wetherald/Welo’s solicitation materials and will advise stockholders of its recommendation in due course.”

The Company has set a record date for the proposed consent solicitation of March 4, 2021.

Important Additional Information and Where to Find It

In connection with the consent solicitation initiated by Wetherald/Welo, the Company intends to file a consent revocation statement and accompanying consent revocation card and other relevant documents with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at http://www.taronisfuels.com/investors/overview/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of consent revocations from the Company’s stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K filed with SEC on May 22, 2020. To the extent that such participants’ holdings in the Company’s securities have changed since the filing of such Annual Report, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents can be found on the SEC’s website at www.sec.gov or the Company’s website at http://www.taronisfuels.com/investors/sec-overview/all-sec-filings/. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s consent revocation statement in connection with the solicitation of consent revocations from the Company’s stockholders and other relevant documents to be filed with the SEC.

Forward-Looking Statements

This press release contains forward-looking information about TRNF within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, the belief that any corporate action taken must be for the benefit of all Company shareholders and must be rooted in a strong understanding of the industrial gas and welding supply industry, TRNF’s business and its important milestones ahead, beliefs about TRNF’s strategy and long-term value creation, beliefs about TRNF’s strategic plan and implementation thereof, beliefs about TRNF’s financial profile and its Board and expectations as to and beliefs about the consent solicitation are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, the impact and results of the consent solicitation and other activism activities by Wetherald/Welo and/or other activist investors; as well as those risks identified in TRNF’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019 and subsequent filings with the SEC which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect TRNF’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on TRNF’s stock price. TRNF cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. TRNF disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

About Taronis Fuels

Taronis Fuels, Inc. is a global producer of renewable and socially responsible fuel products. Our goal is to deliver environmentally sustainable, technology driven alternatives to traditional fossil fuel and carbon-based economy products. We believe our products offer a vastly cleaner solution to legacy acetylene and propane alternatives.

Taronis is also dedicated to providing fundamentally safer solutions to meet the industrial, commercial and residential needs of tomorrow’s global economy. Our products have been rigorously tested and independently validated by global gas authorities as vastly safer than acetylene, the most dangerous industrial gas in use today.

Lastly, we strive to deliver products that offer significant function superiority at a reduced cost to the end consumer. Through these efforts, we support 9 of the 17 United Nations Sustainable Development Goals. For more information, please visit our website at www.taronisfuels.com

Taronis Fuels Contacts:

Investors:

Taronis Fuels
ir@taronisfuels.com

MacKenzie Partners, Inc.
Bob Marese/Larry Schimmel
212-929-5500
Proxy@mackenziepartners.com

Media:

Reevemark
Paul Caminiti / Pam Greene
(212) 433-4600
Taronis@reevemark.com